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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 19, 2001
                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                        1-9924                      52-1568099
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)



                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 Citigroup Inc.

                           Current Report on Form 8-K

ITEM 5.  OTHER EVENTS.

On December 19, 2001, Citigroup announced that it plans to spin off its wholly owned subsidiary Travelers Property Casualty Corp. by selling up to 20% in an initial public offering and spinning off its remaining majority interest on a pro-rata basis to Citigroup shareholders in a tax-free transaction. The initial public offering is expected to take place in the first quarter of 2002, with the spin-off to be concluded by year-end 2002.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the press release issued today.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is a copy of the materials that were presented during today's teleconference and audio webcast that discussed the proposed transactions.

                                      # # #

FORWARD-LOOKING STATEMENTS

Certain of the statements contained in the press release and the presentation materials that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "target," "may increase," "may fluctuate," "may result in," "are projected," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, general economic conditions, including the performance of financial markets and interest rates, and the ability to deliver double-digit earnings growth and a greater than 20% return on equity to shareholders.

                                      # # #

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         Exhibit No.       Description
         -----------       -----------

         99.1              Press Release dated December 19, 2001.

         99.2 Teleconference and Audio Webcast presentation materials dated December 19, 2001.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 19, 2001                   CITIGROUP INC.


                                            By: /s/ Stephanie B. Mudick
                                               ---------------------------------
                                            Name:    Stephanie B. Mudick
                                            Title:   Co-General Counsel and
                                                     Assistant Secretary